Exhibit 32.1
LANVISION SYSTEMS, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, J. Brian Patsy, Chairman of the Board, Chief Executive Officer and President of LanVision Systems, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C Section 1350, that:
The Annual Report on Form 10-K of the Company for the annual period ended January 31, 2006 (the “Report”) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C 78m); and
The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.
/s/ J. Brian Patsy
Chairman of the Board,
Chief Executive Officer and
President
April 5, 2006
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.